Investor Presentation

APRIL 2024

Disclaimers

Forward Looking Statements

Certain statements included in this Presentation are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include information concerning possible or projected , except as required by law future results of our operations, such as statements about business strategies; prospects; future cash flows; financing plans; plans and objectives of management; and any other statements that are not historical facts. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "project," "forecast," "predict," "potential," "seem," "seek," "future," "outlook," "target," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of BEN's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these risks are outside BEN's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: failure to realize the anticipated benefits of the BEN's business combination with DHC Acquisition Corp.; risks relating to the uncertainty of the projected financial information with respect to BEN; BEN's history of operating losses; BEN's need for additional capital to support its present business plan and anticipated growth; technological changes in BEN's market; the value and enforceability of BEN's intellectual property protections; BEN's ability to protect its intellectual property; BEN's material weaknesses in financial reporting; BEN's ability to navigate complex regulatory requirements; the ability to maintain the listing of BEN's securities on a national securities exchange; the ability to implement business plans, forecasts, and other expectations; the effects of competition on BEN's business; the risks of operating and effectively managing growth in evolving and uncertain macroeconomic conditions, such as high inflation and recessionary environments; and continuing risks relating to the COVID-19 pandemic; and other risks and uncertainties indicated in BEN's Annual Report on Form 10-K for the year ended December 31, 2023, including those under "Risk Factors" therein, its subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q, and in its other filings made with the SEC from time to time, which are available via the SEC's website at www.sec.gov. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that BEN does not presently know or that BEN currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BEN's expectations, plans or forecasts of future events and views as of the date of this Presentation. BEN anticipates that subsequent events and developments will cause BEN's assessments to change. However, while BEN may elect to update these forward-looking statements at some point in the future, BEN specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing BEN's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Industry and Market Data

No representations or warranties, express, implied or statutory are given in, or in respect of, this Presentation, and no person may rely on the information contained in this Presentation. To the fullest extent permitted by law, in no circumstances will BEN its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Presentation discusses trends and markets that BEN's leadership team believes will impact the development and success of BEN based on its current understanding of the marketplace. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. BEN has not independently verified the data obtained from these sources and cannot assure you of the reasonableness of any assumptions used by these sources or the data's accuracy or completeness. Any data on past performance or modeling contained herein is not an indication as to future performance. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with BEN or its representatives as investment, legal or tax advice. You should seek independent third party legal, regulatory, accounting and/or tax advice regarding this Presentation. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of BEN. Recipients of this Presentation should each make their own evaluation of BEN and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Trademarks

BEN owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This Presentation also contains trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with BEN , an endorsement or sponsorship by or of BEN, or a guarantee that BEN will work or will continue to work with such third parties. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that BEN or any third-party will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

Today's Presenters

ben™



Michael Zacharski

GLOBAL CEO

- Seasoned CEO with 15+ years of experience in the tech industry
- Expertise driving growth, optimizing operations and leading product / solution initiatives
- Has held various long-term C-suite roles



Paul Chang

GLOBAL PRESIDENT

- 25+ years of experience launching new technologies including 18-year tenure at IBM
- Led the expansion of various AI, Blockchain, Analytics and IoT solutions into new global markets
- Maintains key industry relationships and expertise across Life Science, Industrial, and Retail sectors



Bill Williams

CHIEF FINANCIAL OFFICER

- 20+ years of experience in corporate finance, legal, technology and management consulting
- Expertise driving growth, innovation, and value creation for emerging growth companies
- Has held various long-term C-suite roles across multiple industries

Table of Contents

Section 01

Executive Summary

BEN is a Conversational AI Company Focused on Delivering Personalized Customer Engagement through Helpful, Friendly AI Assistants

Note: "Svcs" is used as the shortened abbreviation of "services"

BEN at-a-Glance

An Emerging AI Platform	**2018** Started US Operations; Began Gen AI Development **2019** Launched Gen AI Lab; Acquired US Patents on Sensor Data **2020** Released AI/3D Avatar Prototype **2023** Acquired 14 Korean & 2 US Patents; Filed 13 US Provisional Patent Apps; Formed Research Agreement with Korea University on Advanced AI Models under Multi-Year Collaboration
Technology Driven	**16+** *AI Modules Developed* **5** *Years working with Generative AI*
Patent Portfolio	**21** *Active Patents* **26** *Patents Pending*
Go-to-Market	Leveraging direct and channel sales to target service businesses with a need for increased efficiencies and enhanced customer experience Auto/Industrial · Healthcare · Financial Svcs · Consumer Svcs

ben™

AI That Delivers

Customer Experience (CX)	Productivity	Performance
Create rich and engaging customer experiences delivered through a human-like response engine to satisfy end-customer needs	Empower organizations with new tools that can accelerate business productivity and efficiency by scaling operations in a cost-effective manner	Enterprise-grade capabilities to grow at-scale while adhering to client priorities – safety, data security, and compliance

Virtual Adherence Assistant

Conversational AI can improve patient experiences and medication understanding, leading to better outcomes for both patients and the healthcare ecosystem



For Healthcare Ecosystem

- Reduce cost burden of pharmacies through automation of customer services related to providing information about medication
- Enable the filling of previously unfilled prescriptions, unlocking an estimated $250 billion in potential revenue within the U.S. pharmaceutical market[1]
- Cut $290B in costs by encouraging medication adherence to reduce avoidable healthcare spending[1]

For patients

- Improve the lives of patients and provide them a more personal experience[2]
- Simplify their medication management
- Provide personalized content based on the needs of the patient
- Enhance patient outcomes by ensuring adherence to medication[2]

Addressing medication non-adherence opens a $637 billion opportunity for the pharmaceutical industry, enhancing both patient health and industry profits[1]

1. HealthPrize – Medication Adherence: Pharma's $637 Billion Opportunity
2. Center for Disease Control and Prevention

AFG Strategic Partnership Overview

Delivering Value to a Tech-Enabled Services and Third-Party Administration Company with Over 1,000 Dealership Locations

AFG's Situation

AFG is a holding co with several client-facing service businesses within their portfolio looking to ensure premium service at efficient rates as a standard

AFG partners with BEN to integrate AFG's TRONIX software to deploy an AI-driven platform across their portfolio. The solution, BEN AUTO, will process transactions with real-time data to drive sales and premium service with business intelligence

BEN provides an efficient solution that optimizes operations, boosts profits, and reduces costs for AFG amidst growing service request backlog

AFG and BEN have agreed to a 5-year exclusive deal

ben. Automotive

AI-Driven, Digital-First Service Solution Goals:

- ✓ BEN improves brand loyalty & experience
- ✓ Enhances consumer/dealer interactions 24/7
- ✓ Improves personnel productivity and knowledge
- ✓ Optimizes sales/finance and fixed operations
- ✓ Avatar-driven consumer interactions
- ✓ Personalized customer engagements
- ✓ Improves risk exposure and claims management
- ✓ Efficient end-to-end consumer lifecycle management
- ✓ Integrates platform & dealer data

Recent Updates

BEN continues to deliver on commercial goals and product innovation

Commercial Accomplishments

1. Announced partnership with Provana aimed at optimizing compliance and business process management across a variety of industries, including health insurance, personal injury, and credit servicing
2. Launching MedAdvisor in partnership with a major US pharmacy chain
3. OSF, a large Midwest hospital network, exploring the use of BEN AI for clinician training

Product Advancements

1. Developed "Remember Me" technology which syncs digital and physical interactions for an integrated, personalized customer experience; demonstrated at NADA Show 2024
2. Received HIPAA and SOC 2 compliance
3. Deployed BEN AI platform on secure AWS environment to support multiple customers and scale
4. No GPU Production Environment – developing the ability to deploy and scale the BEN product without need for GPUs in production
5. New Phone Modality – BEN Assistants available to receive calls and to provide & receive information starting with Medicare Advantage products

Targeting Multiple Sectors Prime for BEN Product Adoption

Auto / Industrial

Traditional industries, often composed of numerous disjointed players, find it difficult to embrace new digital tools and analytics quickly, in contrast to the rapid digital shift in consumer preferences

- **Automotive**
- Heavy Equipment
- Industrial Services
- Aerospace & Defense
- Power & Processing
- Transportation & Logistics
- Telecom
- Energy
- IOT
- Enterprises

91%
Of customers are more likely to shop with brands that offer personalized experiences[1]

Healthcare

Solution for human-error and burnout across healthcare offerings by taking on a customer-facing role that removes burden on certain administrative tasks from physicians and other healthcare professionals

- **Hospitals**
- **Pharmacy Networks**
- **Pharmaceuticals**
- **Payors**

~$85B
Annual US Spending on Healthcare-related Customer and Patient Services[2]

Financial Services

Fill much of the onboarding deficiencies faced by providers across the financial services sector by delivering a friendly, trustworthy and neutral interface that can provide comfort to customers

- **Insurance**
- **Third Party Administrators**
- Wealth Management
- Banks
- Management Consulting
- Credit Intermediaries
- Real Estate

~$447B
in potential cost savings for Financial Institutions generated from leveraging AI applications[3]

Consumer

Consumer preferences towards digitalization and online purchasing and ordering has facilitated the increased need for fully integrated solutions and robust customer service whether online or in location

- Retail
- Consumer Products
- Restaurants / Hospitality
- Call Centers
- Wholesale
- Manufacturing
- Media & Telecom

94%
Of large companies expect to use voice AI in two years[4]

1. Accenture - Personalized Pulse Check
2. McKinsey Healthcare Report
3. Insider Intelligence – Artificial Intelligence in Financial Services 2023
4. Study by Pindrop Security as of May 2018

Denotes core customer focus area

Go-to-Market & Tiered Pricing Strategy

Vertical Focused



Healthcare
Auto
Financial Services
Current Target Verticals
Future Target Verticals
Retail
IOT
Enterprises
Contact Centers
Hospitality

Illustrative Offering Tiers

Community Cloud	Private Cloud	Citadel
Lowest Price Point with Shared Infrastructure and Simple Customization	Customized Solution with Proprietary Cloud Infrastructure & Technology	Full Ring-Fenced Custom Enterprise Solution
Built for large and small clients with data privacy requirements that service large customer bases	Built for small enterprises with data privacy requirements that service large customer bases	Built for large enterprises with high concurrency and strict data security
Integration & Customization **$0**	Integration & Customization **$250,000**	Integration & Customization **$500,000**
Target ARR **$120,000**	Target ARR **$480,000**	Target ARR **$1,200,000**

Note: Custom system design and level of data complexity and security are subject to additional charges and fees. ARR is estimated based on utility and concurrency, overage fees apply. ARR is calculated by multiplying the estimated monthly recurring revenue figure by 12.

AI Ecosystem is Diverse, but Few Have Proven Enterprise Solutions

BEN provides a human-like interface and a safe environment through multi-modal communication, delivering scaled solutions for industries impacted by labor and cost burdens and a desire to increase engagement with their customers



Enterprise
ben.
Ironclad
AlphaSense
ANDURIL
Contentsquare
glean
Synthesia
TEMPUS
Hugging Face
dbt Labs
PolyAI
UNEEQ
ANTHROPIC
OpenAI
Specialized Use
Wider Use
cohere
SANDBOX AQ
Inflection
soul machines
character.ai
ANTHROPIC
ADEPT
Consumer

Market Insights

- **Market Validated:** BEN is poised to capture significant share of key verticals that will benefit from AI automation for customer performance and growth
- **Enterprise Ready:** Platform is designed for scale, rapid customer onboarding and configuration meeting the requirements of data privacy, safety, and accuracy of businesses in need of AI technology
- **Delivers on KPIs:** Customers believe BEN will drive performance, grow their revenue, and make their businesses work more efficiently
- **Full Stack:** Complete solution to deploy AI now in the B2B market with a defensible moat that comes with BEN's unique capabilities and patented technology

Note: Includes privately-held businesses with $50M or more in capital raised to date (PitchBook data as of 8/8/2023)

BEN's Guiding Strategic Focus

WIN

AI That Delivers; trusted, safe, & secure AI solutions that create value for our Customers & Partners

DIFFERENTIATE

Make it easier and affordable for clients to adopt AI and solve their problems

INNOVATE

Efficient, optimized processes

FOUNDATION

Future-focused fundamentals


CX
Productivity
Performance
Value Creation
Customer and Partner
Consultative Selling Capabilities
Optimized, Fast & Easy Deployment
Open Source LLMs
Human-like Responses
Dynamic Ingestion
Optimized CPUs-GPUs Tradeoff
High speed & Low Cost
Safety & Privacy
Secure & Reliable Tech
Culture & Agile Talent
Functional Excellence
Sustainability

Key Investment Highlights

1. Seeking to capitalize on high demand for conversational AI technology building to approximately $30Bn by 2028[1]
2. Exciting SaaS economics with relatively high incremental margins and attractive returns on customer acquisition cost
3. Strong technology position with early validation by strategic partners[2] backed by an IP portfolio
4. Potential for future expansion into new verticals and via inorganic growth
5. Experienced management team with track record of commercially scaling disruptive technologies and supported by years of experience

1. Markets and Markets Report on Conversational AI
2. AFG and Med Advisor

Section 02

Product Overview

Modern Problems Require Modern Solutions

Problem: Enterprises lack a proven, customizable tool that can deliver the exciting benefits of personalized AI-driven customer service that increases brand engagement

		FULL-STACK	CUSTOMIZABLE	SAFE & SECURE	PERSONALIZED	DRIVES ENGAGEMENT	SCALABLE
Solution: BEN's full-stack solution offers a scalable, customizable human-like AI platform that can increase customer engagement by managing consumer data & business KPIs while delivering a safe, secure, consistent, and effective message	ben	✓	✓	✓	✓	✓	✓

Note: Legacy solutions include customer service & engagement software solutions. "Full-stack solution" means end-to-end application software development, including the front end and back end.

BEN's AI Products Help Customers Unlock Significant Value



BEN's Human-Like AI Response Generation Engine
Consumers
Human-Like Response Generation
ben
Voice/Audio, Computer Vision, Text
Client-approved training and real-time data
Business Results
Personalized Engagement
Efficient Performance & Growth
Human-Like Response Generation
Improved Customer Experience (CX)
Business Productivity & Efficiency

BEN is a Differentiated Full-Stack Enterprise Platform


ben.
AVATAR COMPANIES
VOICE AI COMPANIES
LLM COMPANIES
BUSINESS AI COMPANIES
HOME GROWN SOLUTIONS
Expertise
Vertical Expertise
Client or Vertical Expertise
Vertical Expertise
Client or Vertical Expertise
Client or Vertical Expertise
Client Expertise
Data Retrieval & Precision
LLM
Private LLMs (OSS)*
CX/UX
Avatars
Avatars
Voice Only*
No Avatars*
Avatars
Avatars
Proprietary Solution
Third Party Tech
Contingent Solution

*BEN adapts existing LLMs on its own internal platform to provide customized and controlled data sources.

BEN Provides Tailored & Customer Safe Solutions

Large Langue Models


LLMs

- × Unknown training data
- × Guard against unknown and unexpected
- × Must provide answers
- × Math limitations of LLMs
- × Shared across clients

BEN Solution

ben

Dialogue Manager

Small Footprint LLM

Optimized Data Retrieval Layers

- ✓ Trained on client provided data
- ✓ Only allows expected
- ✓ Does not answer if no answer
- ✓ Uses mixed technologies for precise math
- ✓ Independent instance per client

Source: Why LLMs are Bad at Math

BEN is a Multimodal & Cross Platform Solution

Currently available Multimodal Conversational AI & AI Avatars:

Fully customizable "Human-like" AI & AI Avatars designed to increase engagement



Available Through Apps and Web, Voice/Call Centers, Real World/Kiosks

(Native Apps and SDK Integrations, Human-Like AI and AI Avatars)



Mobile



Desktop/Laptop



Kiosk

Advantages

- ✓ Full private/public LLM and/or RAG functionality: hear, see, speak, motion and think (lead with Llama2, compatible with 3rd party LLMs)
- ✓ Secure sources of data and training - transactional data & customer-specific data
- ✓ Analyze conversations/data in real-time – with transcriptions
- ✓ Designed to work with several LLMs and provide "rules-based" responses with client specific solutions
- ✓ Stand-alone deployment for high security – on-prem, offline, kiosks
- ✓ Cloud deployment for fast and easy adoption - option for additional security integrations
- ✓ Avatars are customizable for broad array of skin tones, facial features, and dress

RAG is defined as Retrieval Augmented Generation

Safer, Human-Like Interaction with AI Technologies



BEN's Full-Stack Proprietary Technology Delivers Secure, Private & Safe Prompt Design
Voice/Audio, Computer Vision, Text
Input
Consumers
Human-Like Response Generation
Response
Perception & Understanding
ben
Human-Like Response Generation
Prompt
Raw Response
Processing (LLMs, Data)
BEN Data Retrieval
Static Data
APIs
Web
Client-approved and validated data sets for training and personalized response creation

Provides ***safe and appropriate*** *responses to the consumer*

Comprehensive and Feature Rich AI Platform

We believe BEN's AI Modules have advanced capabilities compared to legacy conversational solutions:
Human-like AI responses built on modern technology and supported by a strong pipeline of innovative future developments



Typical Conversational AI Modules
Speaker Detector
ASR
Multi Modal NLU
Multi Modal NLG
TTS
Voice Conversion
Perception
Understanding
Response
ben. AI Modules Currently Deployed and In Development
Emotion Analysis
Multi Speaker Awareness
Denoiser
Object Analysis
Auditory Scene Awareness
Gesture Recognizer
Visual Scene Awareness
Auditory Scene Awareness
Environment Adaption
Speaker Detector
ASR
Knowledge Extractor
Knowledge Database
Persona Manager
Multi Modal NLU
Multi Modal NLG
Cartoon Styler
Gesture Generator
3D Model Generator
Facial Motion Generator
Lip Sync Generator
TTS
Voice Conversion
Perception
Understanding
Response

Section 03

Go-to-Market Overview

Essential Capabilities in Enterprise-Grade AI Solutions

What Matters to Enterprise Customers

Enterprise Regulatory & Compliance Requirements

Security
- Trained on Client-Approved and Provided Data Sets, Prevents Data Leakage
- Manages Customer Identity Resolution - Ensures it is the Verified Person/Customer

Accuracy & Performance
- Fosters Engagement Through Personalized Interactions While Collecting Feedback
- Handles Large Quantities of Inquiries Simultaneously

Compliance
- Adheres to Global Data Privacy Regulations (HIPPA, GDPR, CCPA and others)
- Follows Internal Client Data Management & Privacy Protocols

Product Capability Requirements

Understanding
- Leading Natural Language Processing
- Has Short and Long-term Memory and Problem-Solving Capabilities

Response
- Human-like Response Generation
- Speaks & Generates Expressions, Gestures, and Emotions

Perceptivity
- Sees & Hears
- Leverages Computer Vision & Acoustic Recognition

Features that Can Drive Higher Engagement Across Client Base

4/5
Users who expressed an opinion prefer an Avatar over simple text[1]

2/3
Users who expressed an opinion prefer hearing the Avatar speak[1]

79%
Of healthcare professionals preferred interacting with AI chat compared to live chats with Doctors[2]

45%
Of patients felt AI responses were more empathetic than Doctor responses[2]

1. Statistics derived from a survey of 6,899 people in which, out of 3,326 respondents, 1,962 expressed an opinion regarding the use of a speaking avatar
2. UC San Diego Research

Multi-Dimensional Sales Strategy Maximizes Product Reach

Channel Partners

Strategy: Partner with vertical solution providers to expand new business

Current Traction: Active partners in Automotive and Healthcare sectors

Resellers

Strategy: Exclusive resellers partnerships to sell BEN products

Current Traction: Targeting system integrators and trusted industry partners to accelerate penetration

Direct Sales

Strategy: Target customer accounts via direct sales team organized by sector focus (currently recruiting)

Embedded

Strategy: Embed BEN AI into customers' service, creating differentiation while scaling operations

Current Traction: Working alongside partners/customers to build a roadmap to embedded tech and improve experience & revenue growth


Value Creation
Execution Challenge
Profitability
Addressable Market
Value Creation
Execution Challenge
Profitability
Addressable Market
Value Creation
Execution Challenge
Profitability
Addressable Market
Value Creation
Execution Challenge
Profitability
Addressable Market

Select Verticals Illustrate Potential Mid-and Long-Term US Opportunity

Management believes BEN has an opportunity for sustained growth and margin expansion over the mid-to-long-term

Auto

~450K+ Organizations

- ~280K — Service Centers[1]
- ~151K — Used Car Dealers[1]
- ~18K — New Car Dealers[1]
- ~500+ — Insurance Providers[2]

Healthcare

~145K+ Organizations

- ~48K — Outpatient Care[3]
- ~11K — Urgent Care[3]
- ~18K — Physician Group Locations[3]
- ~6K — Hospital[4]
- ~65K — Dentist Offices[5]

Financial Services

~227K+ Organizations

- ~12K — FDIC / Non-FDIC Insured Banks[6]
- ~195K — Credit Intermediaries[7]
- ~16K — Asset & Wealth Managers[8]
- ~4.5K — Insurance[9]

Potential Community Cloud Opportunities

Potential Private Cloud Opportunities

Potential Citadel Opportunities

1. IBISWorld Automotive Industry Research
2. Zebra Research
3. Definitive Healthcare
4. American Hospital Association
5. Projection Hub / IRS Data
6. Plaid Research / FDIC Data (2018)
7. US Bureau of Labor Statistics: Finance & Insurance (2022)
8. Registered Investment Advisor Database
9. Gitnux Market Data. IBIS World: Property, Casualty and Direct Insurance in the US. Refers to non-auto insurance providers

BEN AI Product Use Case – Healthcare Customer

BEN Client Engagement Process

BEN engages with clients to help enhance customer engagement/experience and drive increased value to customers. For this healthcare customer example, BEN…

Identifies the Problem:

- × A healthcare group suffering from poor patient medication adherence, a common industry issue, is seeing increased expenses and reduced revenue
- × Because patients don't take their medications as directed, healthcare groups lose ~$650B globally each year and patients experience preventable deaths

Defines Success Through KPIs

- ✓ BEN works with the customer to set goals for operational and financial KPIs
- ✓ Operational: customer experience score, sales, interactions (# and length)
- ✓ Financial: bottom line savings, top line efficiency/new sales

BEN AI Avatar Solution:

- ✓ Utilization of BEN Healthcare AI Avatar and LLM processing capabilities ensures patients receive support and guidance about proper medication adherence
- ✓ By integrating medication related content, BEN AI Avatars can deliver personalized directions to patients

1. Assumes $0 labor efficiencies for illustrative purposes

BEN AUTO– a Tailored Solution for the Automotive Industry

In partnership with AFG, BEN has designed a suite of tailored solutions for the automotive industry. Once integrated with TRONIX, AFG's automotive software, BEN's AI assistants will be capable of providing increased automation and efficiency to 1,000+ dealership groups in AFG's network

ben Automotive

Dealership Reporting	• Personalized AI Assistant, Oddo, reduces manual data & spreadsheet-based reporting • Strengthens internal reporting practices & accuracy across the organization • Harmonizes data across systems & applications
Web AI Assistant	• 3-in-1 solution available 24/7/365 • Engages with customers, understands their needs, & optimizes a path to purchase • Works in tandem with sales team personnel
Sales AI Assistant	• Can effectively initiate or continue existing sales conversations • Offers a personalized & uniform experience via kiosk or web interface • Integrates systems & personnel to ensure a smooth sales transition from online to in-person
Service AI Assistant	• The dedicated Parts and Service AI Assistant, DASH, is designed to enhance customer service experiences & interactions with service departments • Educates customers on vehicle needs & available service options, assists with booking
Technician AI Assistant	• CARL, the advanced Technician AI Assistant, ensures quality & efficiency across operations • Designed to optimize business workflows and compliance while offering real-time guidance & know-how to inform & safeguard technicians

Source: BEN Auto NADA Debut

Section 04

Organizational Detail

Experienced Team

Leadership Team



Mike Zacharski
Global CEO

- Seasoned CEO with 15+ years of experience in the tech industry
- Expertise driving growth, optimizing operations and leading product / solution initiatives
- Has held various long-term C-suite roles



Paul Chang
Global President

- 25+ years of experience launching new technologies including 18-year tenure at IBM
- Led the expansion of various AI, Blockchain, Analytics and IoT solutions into new global markets
- Maintains key industry relationships and expertise across Life Science, Industrial, and Retail sectors



Bill Williams
Chief Financial Officer

- 20+ years of experience in corporate finance, legal, technology and management consulting
- Expertise driving growth, innovation, and value creation for emerging growth companies
- Has held various long-term C-suite roles across multiple industries

Operational Team



Hanseok Ko, Ph.D
Co-CTO & Co-Founder
Lead AI Researcher



Patrick Nunally, Ph.D
Co-CTO &
Chief Scientist Co-Founder



Rick Howard
Chief Information & Data Officer



Tyler Luck
Chief Product Officer & Co-Founder



Ramana Pinnam
SVP Engineering



Andy Sharma
Head of Business Development



Michael Lucas
Advisor & Co-Founder



Ruy Carrasco, MD
Advisor & Chief Medical Informatics Officer

Board of Directors



Chairman
Chris Gaertner



Director & CEO
Michael Zacharski



Director & CPO
Tyler Luck



Director
Janine Grasso



Director
Bernard Puckett



Director
Thomas Morgan Jr.



Director
Jon Leibowitz

iab. TECH LAB | PRESBYTERIAN | apervita | KOREA UNIVERSITY | Nielsen | IBM | Ascension Technologies | TradeMOTION | pediatrix

Multiple Levers for Continued Growth


NEW CUSTOMER ACQUISITION LEVERAGING DIRECT AND CHANNEL SALES STRATEGY
LAND & EXPAND
ADDITIONAL COLLABORATIONS WITH LEADING UNIVERSITIES
PRODUCT EXPANSION AND EMBEDDED SOLUTIONS ADOPTION
NEW VERTICALS EXPANSION
STRATEGIC M&A

APPENDIX

Additional Information

Comparable Companies Analysis

Value Drivers

- Nascent but rapidly growing opportunity in generative and conversational AI[1]
- BEN is a young company with an expanding patent portfolio
- Differentiated approach to monetization with strong commercial appeal in multiple attractive verticals

Comparables Selection

- Investors will likely need to look at multiple industry categories to triangulate around value
- AI and data-driven tech platforms enabling task management and/or help desk applications will likely be most instructive
- However, investors may also consider Infrastructure & Hardware players that enable AI technologies as well as large tech names that are infusing AI to enhance their broader platform value propositions
- Private market comparables may also be instructive, although performance metrics are generally limited

Valuation Methodologies

- Investors will likely focus on forward revenue and gross profit multiples to account for growth, disparate gross margin structures and maturing profitability profile
- Long term or normalized EBITDA may also be viewed as constructive

AI / DATA DRIVEN / BPM SOFTWARE

DATADOG, elastic, UiPath, C3.ai, dynatrace, BIGBEAR.AI, VERITONE, SoundHound, Palantir, snowflake, MongoDB.

AI INFRASTRUCTURE & HARDWARE

Ambarella, NVIDIA

MEGA CAP PLATFORMS

Google, Microsoft, amazon, Meta, ORACLE, salesforce

PRIVATE AI COMPANIES

OpenAI, TEMPUS, ANDURIL, ANTHROPIC, cohere, runway, character.ai, SANDBOXAQ, Inflection, dbt labs, Hugging Face, ADEPT, AI21labs, stability.ai, scale, Contentsquare

1. Markets and Markets Report on Conversational AI

Comparable Company Metrics & Private AI Funding

	AI / DATA DRIVEN / BPM SOFTWARE			AI INFRASTRUCTURE & HARDWARE			MEGA CAP PLATFORMS		
	BigBear.ai, Datadog, Veritone, C3.ai, UiPath, Elastic, SoundHound, Snowflake, MongoDB, Palantir, Dynatrace			Ambarella, NVIDIA, Equinix			Google, Amazon, Microsoft, Oracle, Salesforce, Meta		
	2024E	2025E	2026E	2024E	2025E	2026E	2024E	2025E	2026E
Revenue Growth	19.8%	19.7%	20.6%	8.1%	23.5%	13.9%	13.3%	11.8%	11.5%
Gross Profit Margin	76.6%	76.4%	75.9%	65.6%	65.7%	69.4%	63.0%	63.0%	63.2%
EBITDA Margin	12.0%	13.5%	14.2%	46.7%	47.5%	48.4%	46.6%	47.5%	48.3%
EV / Revenue	9.9x	8.3x	6.9x	10.4x	9.6x	8.9x	6.8x	6.1x	5.5x
EV / Gross Profit	14.2x	11.7x	9.1x	15.9x	14.6x	12.8x	9.9x	8.8x	8.0x
EV / EBITDA	59.7x	47.0x	53.3x	27.8x	23.9x	23.4x	14.2x	12.2x	10.6x

Private AI Companies	Latest Valuation ($B)	Latest Funding Date
OpenAI	$86.0	Jan 2024
Anthropic	$18.4	Oct 2023
Tempus	$10.3	Oct 2022
Anduril	$8.5	Dec 2022
scale	$7.3	Apr 2021
Contentsquare	$5.7	Jul 2022
Hugging Face	$4.5	Aug 2023
dbt Labs	$4.2	Feb 2022
SandboxAQ	$4.0	Mar 2022
Inflection	$4.0	Jun 2023
cohere	$3.0	Aug 2023
runway	$1.5	Jun 2023
AI21 labs	$1.4	Nov 2023
ADEPT	$1.0	Feb 2023
character.ai	$1.0	Mar 2023
stability.ai	$1.0	Oct 2022

Source: FactSet and PitchBook data as of 04/02/2024

ben™